UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2006

FIDELITY NATIONAL TITLE GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	86-0498599

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     Attached as Exhibit 10.54 is an amendment to the employment agreement previously entered into by and between Fidelity National Financial, Inc. (“FNF”) and Raymond R. Quirk, the Chief Executive Officer of Fidelity National Title Group, Inc. (“FNT”). Under the amendment, FNT agreed to assume all of FNF’s obligations under Mr. Quirk’s employment agreement, as modified by the amendment, and to extend the term of Mr. Quirk’s employment until December 31, 2006. The terms of the current employment agreement between FNF and Mr. Quirk are described in FNF’s Definitive Proxy Statement on Schedule 14A, filed on April 27, 2005 and such description is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
10.54	Amendment to employment agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL TITLE GROUP, INC.

	By:	/s/ Anthony J. Park

Anthony J. Park
Executive Vice President and Chief Financial Officer
Dated: June 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description
10.54	Amendment to employment agreement.